EXHIBIT 10.5

                                LOCK-UP AGREEMENT

      THIS AGREEMENT (this "Agreement"),dated as of December 31, 2003 by and among Donald F. Evans, Mark D. Schmidt, Alan H. Ninneman, John W. Ringo and David D. Downing (collectively, the "Shareholders") and Cyberlux Corporation, a Nevada corporation (the "Company").

      WHEREAS, to induce certain investors (the "Investors") to enter into that certain Series A Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and among the Company and the Investors, the Shareholders have agreed not to sell any shares of the common stock, par value $.001 per share, of the Company that such Shareholders presently own (the "Common Stock"), except in accordance with the terms and conditions set forth herein.

      NOW,   THEREFORE,   in  consideration  of  the  covenants  and  conditions
hereinafter contained, the parties hereto agree as follows:

      1. Restriction on Transfer; Term. The Shareholders hereby agree with the Company that the Shareholders will not offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, any of the shares of Common Stock for a period of one hundred eighty
(180) days following the date of this Agreement (the "Period").

      2. Ownership. During the Period, the Shareholders shall retain all rights of ownership in the Common Stock, including, without limitation, voting rights and the right to receive any dividends, if any, that may be declared in respect thereof.

      3. Company and Transfer Agent. The Company is hereby authorized to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized to decline to make any transfer of the Common Stock if such transfer would constitute a violation or breach of this Agreement and the Purchase Agreement.

      4. Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the

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recipient,  or if sent after that time, on the next succeeding  business day (as evidenced  by the  printed  confirmation  of delivery  generated  by the sending
party's  telecopier  machine).  If  any  notice,   demand,   consent,   request,
instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

                  If to the Company:

                           Cyberlux Corporation
                           50 Orange Road
                           P.O. Box 2010
                           Pinehurst, N.C. 28370
                           Attention: Donald F. Evans
                           Tel. No.: (910) 235-0066
                           Fax No.:  (910) 235-0933

                  With a copies to:

                           John W. Ringo, Esq.
                           Attorney at Law
                           241 Lamplighter Lane
                           Marietta, GA 30067
                           Tel. No.:  (770) 952-1904
                           Fax No.: (770) 952-0894

                           and to:

                           Jenkens & Gilchrist Parker Chapin LLP
                           The Chrysler Building,
                           405 Lexington Avenue
                           New York, New York 10174
                           Telephone: (212) 704-6000
                           Facsimile: (212) 704-6288
                           Attention: Christopher S. Auguste, Esq.

               If to any of the Shareholders, addressed to such Shareholder at:

                           c/o Cyberlux Corporation
                           50 Orange Road
                           P.O. Box 2010
                           Pinehurst, N.C. 28370
                           Tel. No.: (910) 235-0066
                           Fax No.:  (910) 235-0933

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or to such other  address as any party may specify by notice  given to the other party in accordance with this Section 4.

      5. Amendment. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto.

      6. Entire Agreement. This Agreement contain the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein.

      7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. This Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted.

      8. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN NEW YORK COUNTY OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 4.

      9. Severability. The parties agree that if any provision of this Agreement be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such invalidity, illegally or unenforceability without invalidating or rendering illegal or unenforceable the

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remaining   provisions   hereof,   and  any  such   invalidity,   illegally   or
unenforceability   in  any   jurisdiction   shall  not   invalidate   or  render
unenforceable such provision in any other jurisdiction. It is the intent of the parties that this Agreement be fully enforced to the fullest extent permitted by applicable law.

      10. Binding Effect; Assignment. This Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      11. Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

      12. Third Parties. Except as expressly permitted by Section 10 hereof, nothing herein is intended or shall be construed to confer upon or give to any person, firm or entity, other than the parties hereto, any rights, privileges or remedies under or by reason of this Agreement.

      13. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This Agreement shall become effective when one or more counterparts, taken together, shall have been executed and delivered by all of the parties.

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      IN WITNESS  WHEREOF,  the parties have executed  this  Agreement as of the date first written above herein.

                                            CYBERLUX CORPORATION


                                            By:
                                                --------------------------------
                                                Name: Donald F. Evans
                                                Title:   President

                                            SHAREHOLDER


                                            By:
                                                --------------------------------
                                                Name: Donald F. Evans
                                                Title:   Shareholder

                                            SHAREHOLDER


                                            By:
                                                --------------------------------
                                                Name: Mark D. Schmidt
                                                  Title:   Shareholder

                                            SHAREHOLDER


                                            By:
                                                --------------------------------
                                                Name: Alan H. Ninneman
                                                  Title:   Shareholder
                                            SHAREHOLDER


                                            By:
                                                --------------------------------
                                                Name: John W. Ringo
                                                  Title:   Shareholder

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                                            SHAREHOLDER


                                            By:
                                                --------------------------------
                                                Name: David D. Downing
                                                Title:   Shareholder

Acknowledged and agreed:

PURCHASER


By:
    --------------------------------
      Name:
      Title:

PURCHASER


By:
    --------------------------------
      Name:
      Title: